UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)  September 19, 2001
                                                            ------------------
                                                           (September 14, 2001)
                                                            ------------------



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                85-0019030
----------------------------                             -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  9.   Regulation FD Disclosure

The following is a press release issued by the Company on September 13, 2001 and is being filed herewith as a Regulation FD Disclosure.

              PNM Board Approves Activation of New Holding Company

ALBUQUERQUE, N.M. September 14, 2001 - The Board of Directors of PNM, Public Service Company of New Mexico (NYSE:PNM), has directed management to proceed with plans to activate PNM's new holding company, PNM Resources Inc.

The company will exchange all shares of PNM common stock for an equal number of shares in PNM Resources. When the exchange is complete, PNM Resources will own all of the shares of Public Service Company of New Mexico, and PNM's former shareholders will own all common stock in PNM Resources. Shareholders approved the new holding company last year and do not need to take any further action to complete the share exchange. The company's stock will continue to trade on the New York Stock Exchange under the symbol "PNM."

At the same time it moves forward with activating PNM Resources, the company will continue efforts to modify the New Mexico Public Regulation Commission
(PRC) order authorizing creation of the new holding company. PNM will ask the New Mexico Supreme Court to review the holding company order, according to Patrick Ortiz, PNM senior vice president, general counsel and secretary.

"The commission has exceeded its jurisdiction and placed several conditions on the new corporate structure that we believe are inappropriate and unnecessary," Ortiz said. "For that reason, we will ask the court to overturn certain conditions imposed in the order."

PNM is a combined electric and gas utility serving approximately 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM stock is traded primarily on the NYSE under the symbol PNM.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrant)


Date:  September 19, 2001                        /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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